UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________

SCHEDULE 14A

_____________

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Section 240.14a-12

United-Guardian, Inc.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

_______________________

To Be Held On May 15, 2024

To the Stockholders of UNITED-GUARDIAN, INC.:

You are hereby notified that the 2024 annual meeting of stockholders (“Annual Meeting”) of UNITED-GUARDIAN, INC. (the “Company”), will be held on Wednesday, May 15, 2024 at 10:00 A.M. Eastern Time. The Annual Meeting will be a virtual meeting only and will be held via a Zoom videoconference. Stockholders will not be able to physically attend the meeting.

The virtual meeting can be accessed by using either of the following links:

1) https://us06web.zoom.us/j/85471666568?pwd=FhM36eouq2JnrnaPRZ4OyVfxcmqmmx.1

or

2) bit.ly/3P9gkOv

Any stockholder who is unable to join the online meeting can participate by telephone by dialing (929) 205-6099 and using the Zoom Meeting ID 854 7166 6568 and the Passcode 230MARCUS.

The Annual Meeting is being held for the following purposes:

1.	To elect six (6) directors to serve until the next annual meeting of the stockholders and until their respective successors are elected and qualified;

2.	To hold an advisory vote on the frequency of voting on the compensation paid to the Company’s named executive officers;

3.	To hold an advisory vote relating to the compensation of the Company’s named executive officers;

4.	To ratify the appointment of Grassi & Co., CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and

5.	To transact such other matters as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on April 5, 2024 are entitled to notice of and to vote at the Annual Meeting.

It is important that your shares be represented and voted at the Annual Meeting. To ensure your representation at the Annual Meeting, a proxy card and business reply envelopes are enclosed for your use. We urge each stockholder to vote promptly by signing and returning his or her proxy card, regardless of the number of shares held. Since this year’s meeting will be a virtual-only meeting, there will not be any in-person voting.

By order of the Board of Directors

Dated: April 8, 2024	/s/ Andrea Young
Andrea Young
Secretary

Important notice regarding the availability of proxy materials for the Annual Meeting of Stockholders to be held May 15, 2024: The Proxy Statement, Proxy Card, and Annual Report on Form 10-K for the year ending December 31, 2023 are available on the Company’s website at https://u-g.com/view-annual-meeting/?meeting_year=2024.

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Proxy Statement

The enclosed proxy is solicited by the Board of Directors (“Board”) of UNITED-GUARDIAN, INC. (“Company”) for use at the 2024 Annual Meeting of Stockholders (“Annual Meeting”) to be held on Wednesday, May 15th at 10:00 A.M. Eastern time and at any adjournments thereof. The Annual Meeting will be a virtual meeting only and will be held via a Zoom videoconference. The virtual meeting can be accessed by using one of the following links:

https://us06web.zoom.us/j/85471666568?pwd=FhM36eouq2JnrnaPRZ4OyVfxcmqmmx.1

or

bit.ly/3P9gkOv

Any stockholder who is unable to join the online meeting can participate by telephone by dialing (929) 205-6099 and using the Zoom Meeting ID 854 7166 6568 and the Passcode 230MARCUS. Stockholders will not be able to physically attend the meeting.

A proxy granted hereunder is revocable at any time before it is voted by (a) a duly executed proxy bearing a later date, or (b) written notice to the Secretary of the Company received by the Company at any time before such proxy is voted at the Annual Meeting.

It is anticipated that the mailing of this Proxy Statement, the accompanying proxy card, and our Annual Report to Stockholders on Form 10-K for the year ended December 31, 2023 (the “Annual Report”) will commence on or about April 17, 2024.

SOLICITATION OF PROXIES

The persons named as proxies are Donna Vigilante and Andrea Young.

All shares represented by properly executed, unrevoked proxies received in proper form and in time for use at the Annual Meeting will be voted in accordance with the directions specified thereon and otherwise in accordance with the judgment of the persons designated as proxies.

Any proxy on which no direction is specified will be voted in favor of the six (6) nominees to the Board listed in this Proxy Statement and for the approval of the proposals to: (i) have an advisory stockholder vote every (one) year on the compensation paid to the Company’s named executive officers; (ii) approve the compensation of the Company’s named executive officers; and (iii) ratify the appointment of Grassi & Co., CPAs P.C. (“Grassi”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, but will not be voted in favor of stockholder proposals (if any) included in this Proxy Statement.

If any other matters are properly presented at the Annual Meeting for consideration, the persons named as proxies in a properly delivered proxy card will have the discretion to vote on those matters for the stockholder delivering the proxy card. As of the date we filed this Proxy Statement with the Securities and Exchange Commission (“SEC”), the Board was not aware of any other matters to be raised at the Annual Meeting.

The cost of preparing, assembling, and mailing the Notice of Annual Meeting, Proxy Statement, proxy card, Annual Report, and any other materials enclosed, will be borne by the Company. In addition to the solicitation of proxies by use of the mail, officers and employees of the Company may solicit proxies by telephone or facsimile. They will not receive additional compensation for their effort. The Company will request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials to the beneficial owners of stock held of record by such persons and will reimburse such persons for their expenses in forwarding soliciting material. The Company does not anticipate paying any compensation to any other party for the solicitation of proxies.

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VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

Outstanding Shares and Voting Rights

Only holders of record of the Company’s common stock, par value $0.10 per share (“Common Stock”), at the close of business on April 5, 2024, will be entitled to notice of and to vote at the Annual Meeting. As of March 31, 2024, there were 4,594,319 shares of Common Stock outstanding. The holders of a majority of the shares of issued and outstanding Common Stock entitled to vote must be present or represented by proxy at the Annual Meeting to have a quorum. Each outstanding share of Common Stock is entitled to one vote on all matters submitted to a vote at the Annual Meeting. There are no cumulative voting rights.

The affirmative vote of the holders of a majority of shares of Common Stock present, in person or by proxy, and eligible to vote at the Annual Meeting is necessary to elect the six (6) director nominees to serve until the next annual meeting of the stockholders and until their respective successors are duly elected and qualified. Proxies marked “Abstain” with respect to the election of a director nominee will not be voted as to the director nominee indicated and will have the effect of a vote against the applicable director nominee.

The affirmative vote of the holders of a majority of shares of Common Stock present, in person or by proxy, and eligible to vote at the Annual Meeting is necessary for the approval, on an advisory basis, of the proposals to: (i) have an advisory stockholder vote every year on the compensation paid to the Company’s named executive officers; (ii) approve the compensation of the Company’s named executive officers; and (iii) ratify the appointment of Grassi as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024. Proxies marked “Abstain” with respect to (a) the ratification of the appointment of Grassi as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; (b) the advisory vote on the frequency of voting on the compensation paid to the Company’s named executive officers; (c) the advisory vote relating to the compensation of the Company’s named executive officers; or (d) stockholder proposals (if any) that are properly presented at the Annual Meeting, will have the effect of a vote against approval or ratification with respect to such proposals.

Any broker holding shares in “street name” on behalf of a stockholder is required to vote those shares in accordance with the stockholder’s instructions. If the stockholder does not give instructions to the broker, the broker will be entitled to vote the shares with respect to “routine” items but will not be permitted to vote the shares with respect to non-routine items (resulting in a “broker non-vote”). The ratification of the selection of Grassi is a “routine” item. The election of directors, the advisory vote on the frequency of voting on the compensation paid to the Company’s named executive officers, the advisory vote relating to the compensation of the Company’s named executive officers, and stockholder proposals, if any, are non-routine items.

Under Delaware law, shares as to which a stockholder abstains authority to vote and broker non-votes will be treated as present at the Annual Meeting for the purposes of determining a quorum.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth the shares of the Company’s Common Stock (the only class of stock issued and outstanding), owned beneficially by each person who, as of March 31, 2024, is known by the Company to have owned beneficially more than 5% of the outstanding Common Stock.

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class

Ken Globus c/o United-Guardian, Inc. 230 Marcus Blvd., Hauppauge, NY 11788	1,318,053 (1)	28.7%

Dr. Betsee Parker P.O. Box 2198, Middleburg, VA 20118	337,128 (2)	7.3%

Mario J. Gabelli One Corporate Center, Rye, NY 10580	261,761 (3)	5.7%

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(1)	Consisting of 279,027 shares held directly in his own name, and another 1,039,026 shares held beneficially as follows: 760,000 shares as joint Trustee of the Alfred Globus Testamentary Trust, as to which he has sole voting rights and shared investment power, and 279,026 shares held by his wife.

(2)	As of March 31, 2023, based on information provided to the Company by a representative of Dr. Betsee Parker.

(3)	As of March 15, 2024, based on information provided to the Company by Mr. Gabelli: 38,000 shares are owned by Gabelli Funds, LLC; 67,761 shares by Teton Advisors, Inc.; and 156,000 shares by GAMCO Asset Management Inc. and GAMCO Investors, Inc, each of the forgoing entities are owned by Mr. Gabelli or other related entities. However, none of foregoing individually reported beneficial ownership of more than 5% of the outstanding shares of the Company’s Common Stock.

SECURITY OWNERSHIP OF MANAGEMENT

The following information is furnished with respect to ownership of shares of Common Stock as of March 31, 2024, by each named executive officer, each director (which includes all nominees for director) and by all directors and executive officers of the Company as a group (9 persons). Except as otherwise indicated, each beneficial owner has sole voting and investment power.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Ken Globus	1,318,053	(1)	28.7%
Arthur M. Dresner	12,175		(2)
Lawrence F. Maietta	4,000		(2)
Peter A. Hiltunen	320		(2)
Andrew A. Boccone	0		(2)
S. Ari Papoulias	0		(2)
Catherine Kolinski	0		(2)
Andrea Young	0		(2)
Donna Vigilante	2		(2)
All Officers and directors as a group (9 persons)	1,334,550		29%

(1)	Consisting of 279,027 shares held directly by Ken Globus, and an aggregate 1,039,026 shares held beneficially as follows: 760,000 shares as joint Trustee of the Alfred Globus Testamentary Trust, as to which Mr. Globus has sole voting rights and shared investment power, and 279,026 shares held by his wife.

(2)	Less than one percent (1%).

RELATED PARTY TRANSACTIONS

The Company has a policy for the approval of “related party” transactions. Under the policy, related parties are defined to include executive officers and directors of the Company and their immediate family members, a stockholder owning in excess of 5% of the Company, and entities in which any of the foregoing have a substantial ownership interest or control. The policy applies to any transactions that exceed or are expected to exceed $50,000 in a single calendar year.

The policy provides that the Audit Committee will review transactions subject to the policy and decide whether or not to approve or ratify those transactions. In doing so, the Audit Committee will make a determination as to whether the transaction is in the best interests of the Company and its stockholders, taking into account (a) the benefits to the Company and its stockholders; (b) the extent of the related person’s interest in the transaction; (c) whether the transaction is on terms generally available to an unaffiliated third-party under the same or similar circumstances; (d) the impact or potential impact on a director’s independence in the event the related party is a director, an immediate family member of a director, or an entity in which a director is a partner, shareholder or executive officer; and (e) the terms of each transaction. The policy also provides that director and officer compensation that is approved by the Compensation Committee is exempt from this approval process and will be considered to be pre-approved. The policy on related party transactions is set forth within the Audit Committee Charter and can be found on the Company’s website.

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During 2023, the Company paid Ken Globus $100,000 for consulting services subsequent to his retirement from the Company in October of 2022.

PROPOSAL ONE

ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

Nominees for Election as Directors

Six (6) directors are to be elected at the Annual Meeting to serve until the next annual meeting of stockholders and until their successors have been elected and qualified. Set forth in the table below are the names of all persons nominated for election as directors (all of whom are currently directors) by a majority of the Company’s independent directors, the principal occupation or employment of each nominee for at least the past five years, their present positions with the Company, their qualifications to serve as a director, other public company directorships, and the year they were first elected as a director of the Company.

Name and Position with the Company	Age	Principal Occupation, Qualifications, and other Directorships	Year First Elected as Director

Ken Globus Director Chairman of the Board	72

Mr. Globus has served as the Chairman of the Board from September 2009 to present and as President and General Counsel of the Company from July 1988 through October 2022. Additionally, Mr. Globus served as the Chief Financial Officer of the Company from November 1997 to December 2006. He has leadership experience, legal experience from his prior years as an attorney in private practice, business experience, and knowledge of the Company’s operations from over 39 years as General Counsel, Vice President, and then President of the Company. Mr. Globus holds a bachelor’s degree in psychology and English from the State University of New York at Albany, and a Juris Doctor degree from the George Washington University Law School. (3)

			1983
Lawrence F. Maietta Director	66

Mr. Maietta has been a partner in the accounting firm of PKF O’Connor Davies, LLP, New York, NY since January 1, 2021. Previously, Mr. Maietta was a partner in the accounting firm of Bonamassa, Maietta & Cartelli, LLP, Brooklyn, NY, from 1991 through December 2020; and served as the Company’s Controller from October 1991 to November 1997. He has financial experience, business experience, and an extensive knowledge of the Company’s operations. Mr. Maietta has been a CPA and consultant, preparing financial reports and tax returns for the Company and other clients for more than 40 years. He holds a bachelor’s degree in business administration from Niagara University, and an MBA from Hofstra University. (2)(3)

			1994
Arthur M. Dresner Director	82

Mr. Dresner has been Counsel to the law firm of Duane Morris LLP, New York, NY since August 2007. He has leadership experience, legal experience, business experience, and a scientific education and background. From 1998 to 2007 he was partner and previously “Of Counsel” at the law firm of Reed Smith, LLP, New York, NY. For more than 20 years prior, Mr. Dresner was employed by GAF Corporation and its subsidiary, International Specialty Products, Inc., Wayne, NJ, including having been Vice President of corporate development and general management for the last 8 years of his tenure. He holds a bachelor’s degree in engineering from Stevens Institute of Technology, and a Juris Doctor degree from St. John’s University School of Law. (1) (2)

			1997

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Andrew A. Boccone Director	78	Mr. Boccone has been an independent consultant since 2001. He has extensive leadership and business development experience. For more than 25 years he was employed by Kline & Company, an international business consultancy providing a broad spectrum of business advisory services to Fortune 500 companies in the specialty chemicals, pharmaceutical, and consumer product spaces. He served as the Company's President from 1990-2001. Mr. Boccone holds a bachelor's degree in chemistry from Hofstra University and an MBA from Seton Hall University. (1) (2)	2002
S. Ari Papoulias Director	70

Mr. Papoulias has been the principal of ChemRise LLC, a business advisory firm providing technology, marketing, and financial advice to firms in the chemicals industry, since 2016. From 2006 to 2016, he held the position of Global Marketing Director for Momentive Performance Materials (formerly GE Advanced Materials). From 1987 to 2006, Mr. Papoulias initially served as the Business Manager of Advanced Materials, then Business Director of Industrial Markets, and then Global Marketing Director of Performance Chemicals for International Specialty Products, Inc., Wayne, NJ. He has leadership, business and financial experience combined with a strong scientific background. Mr. Papoulias holds a B.Sc. in Chemical Engineering from the University of Massachusetts, a M.Sc. in Chemical Engineering from the University of Florida, a Ph.D. in Chemical Engineering from Carnegie Mellon University, and an MBA in Finance from New York University. (1)(3)

			2016
Catherine Kolinski Director	66	Ms. Kolinski has more than 30 years of experience in the personal care, pharmaceutical, and industrial industries. She has a Bachelor of Science degree in chemistry, completed additional graduate course work in Biochemistry, and has an Executive Business Management Certification. Ms. Kolinski’s most recent position was with Ashland Inc. from 2011 to 2019 as Vice President of North America Consumer Specialties and Global Oral Care. She had responsibilities for sales and customer service in North America for the specialties business and responsibility for the P&L for global oral care which included sales, marketing, and technical services functions. She has extensive experience in the marketing of personal care products with expertise in the negotiation and management of contracts and strategic corporate planning. Ms. Kolinski also worked as a consultant for Geltor Inc., a biotechnology firm, from September 2020 through December 2022	2024

(1) Member of Audit Committee

(2) Member of Compensation Committee

(3) Member of Investment Committee

There are no family relationships between any director and/or officer of the Company.

The Board recommends a vote “FOR” the election of the six (6) nominees named for election as directors.

Board Diversity Matrix

The matrix below reflects our Board’s gender and racial characteristics and LGBTQ+ status, based on the self-identification of our directors. Each of the categories below has the meaning as it is used in Nasdaq Rule 5605(f).

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Board Diversity Matrix
	As of March 31,2024				As of March 31, 2023
Total Number of Directors	6				6
Part I. Gender Identity:	Male	Female	Non-Binary	Gender Undisclosed	Male	Female	Non-Binary	Gender Undisclosed
Directors	5	1	-	-	5	1	-	-
Part II. Demographic Background
African American or Black	-	-	-	-	-	-	-	-
Alaskan Native or Native American	-	-	-	-	-	-	-	-
Asian	-	-	-	-	-	-	-	-
Hispanic or Latinx	-	-	-	-	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-	-	-	-	-
White	5	1	-	-	5	1	-	-
Two or More Races or Ethnicities	-	-	-	-	-	-	-	-
LGBTQ+	-	-	-	-	-	-	-	-
Did Not Disclose Demographic Background	-	-	-	-	-	-	-	-

Legal Proceedings Involving Directors

There were no legal proceedings involving the nominees to the Board in the past ten years.

Executive Officers

Name and Position with the Company	Age	Principal Occupation During the Past Five Years

Donna Vigilante President Former Vice President, R&D and Technical Services	44

President and Principal Executive Office of the Company from June 2023 to date; Vice President of the Company from May 2020 until June 2023; Research and Development Manager from September 2017 until June 2023; Research and Development chemist from November 2015 until September 2017.

Peter A. Hiltunen Senior Vice President- Production & Procurement	65	Senior Vice President of the Company from April 2020 to date; Vice President of the Company from July 2002 to April 2020; Production Manager of the Company since 1982.

Andrea Young Principal Financial Officer Controller, Treasurer, and Secretary	55	Secretary of the Company from April 2020 to date; Treasurer and Principal Financial Officer of the Company from May 2018 to date; Controller of the Company from September 2016 to date; Human Resources Manager of the Company from May 2017 to date.

Board Leadership Structure

The Company is currently led by Donna Vigilante. Formerly, the Company was led by Beatriz Blanco, who served as President from November 2022 through June 2023, and Ken Globus, who served as President from 1988 through October 2022. Mr. Globus has been Chairman of the Board since September 2009. The Board is composed of Ken Globus and five independent directors. The Board has two standing committees composed solely of independent directors: the Audit Committee and the Compensation Committee. The Board also has an Investment Committee, which is composed of two independent directors and one non-independent director. Historically, only the Audit Committee has a chairman.

The Board does not have a lead director as all of the independent directors have an established knowledge of Company operations and have held leadership positions in their respective professions, both past and present. The independent directors meet in executive session at least twice per year in accordance with NASDAQ guidelines. The Company maintained this leadership structure since its founding. The Board believes that this leadership structure remains effective for the Company considering its size and resources.

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Affirmative Determinations Regarding Director Independence

The Company’s Board has considered the independence of the nominees for election at the Annual Meeting and has affirmatively determined that five of the six non-employee nominees for director: Lawrence Maietta, Arthur Dresner, Andrew Boccone, S. Ari Papoulias and Catherine Kolinski, do not have any material business, family or other relationship with the Company other than as a director, and for that reason qualify as independent under the requirements of NASDAQ. Ken Globus does not qualify as independent under the requirements of NASDAQ, due to his former employment with the Company. The NASDAQ corporate governance rules stipulate that a majority of the Board of Directors must be composed of independent directors, and the Company complies with this rule. Lawrence Maietta does receive compensation as an outside accounting consultant in addition to the fees he receives as a director, which disqualifies him from serving on the Audit Committee. However, the Board has determined that the additional compensation is not material and falls well below the thresholds established by NASDAQ and the SEC for determining director independence for purposes other than serving on the Audit Committee.

Role of the Board in Risk Oversight

The Board views risk management as a process designed to identify, manage, and control risks that may adversely affect the Company, so that they are appropriate considering the Company’s size, operations and business objectives. The Company’s risk management policies enable the Company to manage risk within acceptable limits and provide reasonable assurance of optimum corporate performance in the area of risk/return. The Board has ultimate responsibility for oversight of the Company’s risk management processes, and discharges this responsibility through regular reports received from, and discussions with, senior management on all areas of material risk exposure to the Company. These reports and discussions include, among other things, operational, financial, legal and regulatory, strategic and cybersecurity risks. The full Board engages with the appropriate members of senior management to enable its members to understand and provide input to, and oversight of, risk identification, risk management and risk mitigation strategies. In addition, the Company’s Audit Committee is responsible for evaluating and monitoring financial risks and meets regularly in executive session without management present to, among other things, discuss the Company’s risk management culture and processes. While the Board oversees the Company’s risk management, the Company’s senior management is responsible for day-to-day risk management processes.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires the Company’s officers, directors and persons who own more than 10% of a class of the Company’s equity securities to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based on (i) a review of copies of Forms 3, 4, and 5 and any amendments thereto furnished to the Company during and with respect to the fiscal year ended December 31, 2023 and (ii) any written representations signed by reporting persons that no Form 5 is required, the Company believes that all persons subject to the reporting requirements pursuant to Section 16(a) filed the required reports on a timely basis during and with respect to the fiscal year ended December 31, 2023, with the exception of a Form 3 for each of Ms. Blanco and Ms. Vigilante that were inadvertently filed on an untimely basis.

Directors Meetings

During the fiscal year ended December 31, 2023, the Board held four regular meetings. Five directors participated in all four regular directors’ meetings as well as the Annual Meeting of Stockholders. Beatriz Blanco, who was appointed President and Chief Executive Officer in November of 2022, participated in two of the regular meetings during her tenure with the Company. Donna Vigilante, who was appointed President in June of 2023, participated in two of the regular meetings as well. Although we have no formal policy about director attendance at the Annual Meeting, the Board’s attendance is encouraged.

Audit Committee

The Board has a separately designated standing Audit Committee, established in accordance with Section 3(a)(58)(A) of the Exchange Act, to oversee the accounting and financial reporting processes of the Company and to meet and review with the Company’s independent auditors the plan, scope and results of its audits. Members of the Audit Committee in 2023 were Messrs. Arthur M. Dresner (the Chairman), Andrew A. Boccone, and S. Ari Papoulias. All of the Audit Committee members are independent as that term is defined in the listing standards of NASDAQ, the Company’s stock exchange since March 16, 2009. Under NASDAQ rules, the Board is required to make certain findings about the independence and qualifications of the members of the Audit Committee of the Board. In addition to assessing the independence of the members under NASDAQ rules, the Board also considered the requirements of Section 10A(m)(3) and Rule 10a-3 under the Exchange Act. As a result of its review, the Board determined that the Audit Committee does not have a financial expert. However, S. Ari Papoulias is considered “financially sophisticated” as that term is defined by NASDAQ. Lawrence F. Maietta, a Certified Public Accountant and former member of the Audit Committee, acts as an advisor to the Audit Committee. Mr. Maietta would not be deemed independent for purposes of membership on the Audit Committee. The reason for the absence of a financial expert is that the Board determined that the expense involved did not justify recruiting one, considering Mr. Maietta’s presence as an advisor, and the “financially sophisticated” status of Mr. Papoulias. There were four meetings of the Audit Committee held during the fiscal year ended December 31, 2023. All four members of the Audit Committee attended all four meetings; Beatriz Blanco attended two meetings as the management representative; and Donna Vigilante attended two meetings as the management representative. A copy of the Audit Committee Charter is available on the Company’s website at https://u-g.com/esg.

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During the fiscal year ended December 31, 2023, the directors who were independent directors of the Company, Messrs. Lawrence F. Maietta, Arthur M. Dresner, Andrew A. Boccone, and S. Ari Papoulias, held two meetings in executive session without the presence of non-independent directors and management in accordance with NASDAQ rules. All of the independent directors were present at both of the meetings.

Compensation Committee

The Board has a Compensation Committee which recommends to the Board the compensation of corporate officers and key employees for the ensuing year. The members of the Compensation Committee are Messrs. Lawrence F. Maietta, Arthur M. Dresner, and Andrew A. Boccone. Donna Vigilante currently acts as advisor to the Committee representing management. During 2023, Beatriz Blanco acted as advisor to the Committee representing management. The Committee held one meeting in 2023. The Compensation Committee does not have a charter. Neither management nor the Committee has engaged a consultant to provide advice on compensation.

The Compensation Committee meets in March of each year for the purpose of determining the amount, if any, to be paid in bonuses to the Company’s employees in April of each year. The bonuses are based on the Company’s financial results for the previous fiscal year and are determined either by (a) specifying a bonus pool that is allocated to non-manager employees on a pay-to-pay formula, or (b) specifying a percentage increase or decrease to the previous year’s bonuses. Bonuses to managers are determined on an individual basis, based on both individual performance as well as the prior year’s financial results. In addition, the Committee determines the amount of any cost-of-living increase for all employees based upon U.S. Department of Labor statistics for the prior year. The bonuses are paid as a single cash payment.

The Compensation Committee does not set compensation of the Board of Directors. Instead, the full Board acts on recommendations made by the independent directors. In its review of director compensation, the Board considers various factors, such as the compensation of directors in other public companies of a similar size, the time spent by Board and Committee members in their service to the Company, and recent changes that may result in an increase or decrease in the responsibilities or time commitment of a Board and/or Committee member.

Nomination of Directors

The Board does not have a standing Nominating Committee. The full Board fulfills the role of a nominating committee. Final selections are made by a majority of the independent directors. It is the position of the Board that it is appropriate for the Company not to have a separate nominating committee because the size, composition and collective independence of the Board enables it to adequately fulfill the functions of a standing committee. NASDAQ does not require the Company to have a separate nominating committee but does require that Board nominees be selected by either a nominating committee composed solely of independent directors or by a majority of the independent directors. The Board does not have a formal diversity policy but evaluates the diverse professional and personal backgrounds of individuals when considering potential candidates.

The Board identifies director candidates through a combination of referrals, including by management, existing Board members, and stockholders. Once a candidate has been identified, the Board reviews the individual’s experience and background, and may discuss the proposed nominee with the source of the recommendation. If the independent directors believe it to be appropriate, such directors may meet with the proposed nominee before making a final determination on whether to include the proposed nominee as a member of management’s slate of director nominees submitted to the stockholders for election to the Board. The Board will evaluate stockholder-nominated candidates under the same criteria as director-nominated candidates. The Board has adopted a corporate resolution with regard to the nominating process as discussed above. The Board has no charter for the nominating process.

Communication with Stockholders

Stockholders wishing to refer director candidates to the Board should do so in writing and they should be delivered to: United-Guardian, Inc., P.O. Box 18050, Hauppauge, NY 11788, Attn: Corporate Secretary.

AUDIT COMMITTEE REPORT

In 2023 the Audit Committee of the Board comprised three directors: Arthur M. Dresner, Andrew A. Boccone, and S. Ari Papoulias. All of the Audit Committee members are “independent” as that term is defined in the listing standards of NASDAQ.

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The Audit Committee assists the Board in fulfilling its oversight responsibilities by reviewing the Company’s consolidated financial reports, its internal financial and accounting controls, and its auditing, accounting and financial reporting processes generally.

In discharging its oversight responsibilities regarding the audit process, the Audit Committee reviewed and discussed the audited consolidated financial statements of the Company as of and for the year ended December 31, 2023, with Company management and Grassi, the Company’s independent registered public accounting firm auditors. The Audit Committee received the written disclosures and the letter from Grassi required by applicable requirements of the Public Company Accounting Oversight Board regarding Grassi’s communications with the Audit Committee concerning their independence and discussed with Grassi any relationships which might impair that firm’s independence from management and the Company and satisfied itself as to the auditors’ independence. The Audit Committee reviewed and discussed with Grassi all communications required by generally accepted auditing standards, including Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380).

Based upon these reviews and discussions, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements for the year ended December 31, 2023, be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC.

/s/ Arthur M. Dresner	/s/ Andrew A. Boccone	/s/ S. Ari Papoulias

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed “filed” with the SEC, incorporated by reference into any other Company filing under the Securities Act of 1933 or the Exchange Act (except to the extent the Company specifically incorporates this Report by reference therein) or subject to the liabilities of Section 18 of the Exchange Act.

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PROPOSAL TWO

ADVISORY VOTE ON THE FREQUENCY OF VOTING ON THE

COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS

Section 14A of the Exchange Act requires the Company to include in its proxy statement an advisory vote on named executive officer compensation. Section 14A also requires the Company to include in its proxy statement at least every six years an advisory vote regarding the frequency with which the advisory vote on named executive officer compensation should be held. The Board has included in each of its Proxy Statements, beginning with the Proxy Statement for the 2013 Annual Meeting of Stockholders, an advisory vote on named executive officer compensation and currently plans to continue to seek an advisory vote on executive compensation every year. Stockholders will be able to specify one of four choices for this proposal on the proxy card or voting instruction: one year, two years, three years, or abstain.

We are asking you to vote to approve the adoption of the following resolution:

 RESOLVED: That the stockholders of the Company approve, on a nonbinding, advisory basis, the holding of an advisory vote on compensation paid to the Company’s named executive officers, every year.

The Board believes this approach aligns with the interests of stockholders by providing stockholders the opportunity to cast a vote regarding the compensation decisions made by the Compensation Committee each year. The Board believes that an annual vote provides the most direct communication and clarity and avoids delays.

The Board recommends that you vote for “ONE YEAR” as the preferred frequency for the approval of the non-binding advisory resolution of the future compensation of the Company’s named executive officers.

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PROPOSAL THREE

ADVISORY VOTE ON THE

COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS

Pursuant to Section 14A of the Exchange Act, we are including a proposal for our stockholders to vote to approve, on a nonbinding, advisory basis, the compensation of those of our executive officers disclosed pursuant to Item 402 of Regulation S-K in this proxy statement. Stockholders will be able to specify one of three choices for this proposal on the proxy card or voting instruction: for, against, or abstain from the proposal to approve on an advisory basis the compensation of our named executive officers.

Our executive compensation is designed to reward executive performance that contributes to our success and increases stockholder value, while encouraging behavior that is in our and our stockholders’ best interests.

We are asking you to vote to approve the adoption of the following resolution:

RESOLVED: That the stockholders of the Company approve, on a nonbinding, advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K.

The stockholder vote on the proposal to approve the compensation paid to the Company’s named executive officers is advisory and nonbinding and serves only as a recommendation to our Board. To the extent there is a significant vote against the compensation of the named executive officers, the Board will consider stockholder concerns and the Compensation Committee will evaluate what actions, if any, may be necessary or appropriate to address those concerns.

The Board recommends that you vote “FOR” the proposal to approve the compensation paid to the Company’s named executive officers.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Summary Compensation Table

Executive Officers

The following table sets forth for the years ended December 31, 2023 and December 31, 2022, certain information concerning the compensation awarded to, earned by or paid to the Company’s principal executive officer and the three most highly compensated executive officers other than the principal executive officer:

Name and principal position	Year	Salary ($)	Bonus(1) ($)	All other compensation(2) ($)	Total ($)
Ken Globus Former President & Chief Executive Officer	2023	---	---	---	---
	2022	261,355	129,300	198,184(4)	588,839
Beatriz Blanco Former President & Chief Executive Officer	2023	150,795	15,000	34,786(3)	200,581
	2022	52,769	---	---	52,769
Donna Vigilante President Former Vice President, R&D and Technical Services	2023	180,696	21,350	19,813	221,859
	2022	143,818	35,000	26,121	204,939

Andrea Young Chief Financial Officer Controller, Treasurer, Secretary	2023	137,104	25,000	16,158	178,262
	2022	135,024	35,000	23,369	193,393
Peter A. Hiltunen Senior Vice President Production Manager	2023	177,265	21,350	19,588	218,203
	2022	178,490	35,000	28,545	242,035

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(1)	The payment of executive bonuses is at the discretion of the Company’s Board of Directors. The amounts of such bonuses are determined by the Company’s Compensation Committee and are based on the financial results of the previous fiscal year.

(2)	In 2023 and 2022 , under the Company’s 401(k) plan for all its employees, the Company made a contribution of up to 4% of each employee’s salary, matching an employee’s elective deferral of up to 4% of salary. In addition, in 2009 the Company began making a discretionary contribution to all employees’ 401(k) accounts based on a formula that qualifies the 401(k) plan under Internal Revenue Service (“IRS”) Safe Harbor provisions. These amounts include the Company’s contributions for each year.

(3)	In connection with Ms. Blanco’s separation from the Company in June 2023, payments of accumulated paid time off and severance pay were made pursuant to a Separation Agreement dated June 22, 2023. This amount includes these payments.

(4)	In connection with Mr. Globus’ separation from the Company in October of 2022, payments were made to Mr. Globus pursuant to a Memorandum of Understanding dated November 1, 2022. This amount includes these payments.

Employment Arrangements with Our Named Executive Officers

Each of our current named executive officers are employed at-will and their compensation is reviewed periodically and subject to the discretion of our Board of Directors and Compensation Committee.

During 2023, an employment agreement was in place for our former CEO and President, Beatriz Blanco. In accordance with this agreement, Ms. Blanco was entitled to certain payments upon her separation from employment with the Company. In June 2023, Ms. Blanco’s employment with the Company was terminated. In connection with her separation agreement dated June 22, 2023, Ms. Blanco was entitled to certain payments of accrued paid time off as well as severance pay. The Company fulfilled their obligations under both the employment and separation agreements and no other payments are due.

Pay Versus Performance

The following table sets forth for the years ended December 31, 2023, December 31, 2022 and December 31, 2021 certain information concerning the compensation of the Company’s executive officers and the Company’s financial performance:

Fiscal Year(1)	Summary Compensation Total for PEO ($)	Compensation Actually Paid to PEO(4) ($)	Summary Compensation Total for PEO ($)	Compensation Actually Paid to PEO(4) ($)	Average Summary Compensation for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs (4) ($)	Total Shareholder Return ($)	Net Income ($)
2023	200,582(3)	200,582(3)	221,859(5)	210,124(5)	198,233	187,646	(3.33)	2,581,370
2022	588,839(2)	561,965(2)	52,769(3)	52,769(3)	213,456	187,444	(5.38)	2,569,512
2021	405,785(2)	376,576(2)	----	----	180,327	163,826	3.28	4,658,542

(1) The following are the respective names of the PEOs and NEOs by fiscal year:

Fiscal 2023 – PEOs: Beatriz Balance (January 2023 – June 2023); Donna Vigilante (June 2023 – December 2023). NEOs: Peter Hiltunen and Andrea Young

Fiscal 2022 – PEOs: Ken Globus (January 2022-October 2022); Beatriz Blanco (November 2022-December 2022). NEOs: Peter Hiltunen, Andrea Young, and Donna Vigilante

Fiscal 2021 – PEO: Ken Globus. NEOs: Peter Hiltunen, Andrea Young, and Donna Vigilante

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(2) Amounts reported represent the total compensation for Ken Globus, and in 2022, includes certain payments made pursuant to the memorandum of understanding in connection with Mr. Globus’ retirement from the Company, as reported in the Summary Compensation Table.

(3) Amounts reported represents the total compensation for Beatriz Blanco, as reported in the Summary Compensation Table and in 2023, includes certain payments made pursuant to the Separation Agreement between the Company and Ms. Blanco dated June 22, 2023.

(4) To calculate compensation actually paid, adjustments were made to the amounts reported in the Summary Compensation Table for the applicable year. The adjustments relate to contributions made by the Company to the Company’s 401(K) Plan.

(5) Amounts reported in this column represent the total compensation for Donna Vigilante, as reported in the Summary Compensation Table.

Pay Versus Performance Narrative

The Company utilizes corporate performance, specifically annual corporate net income, to align executive compensation with its short and long-term performance. Annual bonuses are determined based on the annual net income of the Company in the corresponding fiscal year. In 2024, we anticipate the fulfillment of corporate goals and objectives as another element in determining executive compensation.

Pension Plans

The Company sponsors a 401(k) defined contribution plan (“DC Plan”) that provides for a dollar-for-dollar employer matching contribution of up to 4% of each employee’s pay that is deferred under the DC Plan. Employees become fully vested in employer matching contributions immediately. Company 401(k) matching contributions were approximately $83,000 for the year ended December 31, 2023 and $81,000 for the year ended December 31, 2022.

In 2023, employees were able to defer up to $22,500 of their annual pay as a pre-tax investment in the 401(k) plan (plus an additional $7,500 for employees over the age of 50), in accordance with limits set by the IRS. In 2022, employees were able to defer up to $20,500 of their annual pay as a pre-tax investment in the 401(k) plan (plus an additional $6,500 for employees over the age of 50), in accordance with limits set by the IRS.

The Company also makes discretionary contributions to each employee’s account based on a “pay-to-pay” safe-harbor formula that qualifies the 401(k) plan under current IRS regulations. The Company’s Board authorized discretionary contributions of $109,000 in both November 2023 and November 2022, to be allocated among all eligible employees, for the 2023 and 2022 plan years, respectively. The Company’s contribution for 2023 was paid into the DC plan in March 2024, and the contribution for 2022 was paid into the DC Plan in February 2023. The allocated amounts for FY-2023 and FY-2022 were distributed into each employee’s account in March 2024 and February 2023, respectively. Employees become vested in the discretionary contributions as follows: 20% after two years of employment, and 20% for each year of employment thereafter until the employee becomes 100% vested after six years of employment.

All the persons named in the Summary Compensation Table participated in the DC Plan. All persons who participated were fully vested as of December 31, 2023.

Outstanding Equity Awards at Fiscal Year-End

As of December 31, 2023, there were no outstanding equity awards held by the persons named in the Summary Compensation Table above.

Director Compensation

From January 1, 2023 through June 30, 2023 the annual retainer paid to each non-employee director was $40,000, paid quarterly. Beatriz Blanco, former President of the Company, did not receive separate compensation for her services as director while she was employed by the Company. From July 1, 2023 to December 31, 2023, the annual retainer paid to each non-employee director increased to $50,000, paid quarterly. There was no additional compensation paid to Directors for participating in any of the Company’s committees.

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Beginning in July of 2022 and ending in December 2022, each non-employee director was paid a quarterly retainer of $3,625, with non-employee directors each receiving a fee of $2,300 for each Board meeting attended. Ken Globus, former President of the Company, did not receive separate compensation for his services as director while he was employed by the Company, however, subsequent to his retirement in October of 2022, Mr. Globus was paid a pro-rata retainer of $2,917 for the fourth quarter of 2022 and $2,300 for one Board meeting in November 2022.

Prior to January 1, 2023 each Audit Committee member and Mr. Lawrence F. Maietta, as an adviser to the Committee, received a retainer of $750 per quarter. Mr. Arthur M. Dresner, the Committee Chairman, received an additional $250 per quarter. In addition, each received a fee of $1,500 for the Annual Audit Committee Meeting and $1,000 for each quarterly meeting. The Audit Committee Chairman, Mr. Arthur M. Dresner, received an additional $1,250 for the Annual Audit Committee Meeting and an additional $750 for each quarterly meeting. The Committee Secretary, Mr. Andrew A. Boccone, received an additional $250 for each meeting. Compensation Committee members each receive a fee of $1,000 for each meeting attended. No fees are paid for meetings of the independent directors. Beatriz Blanco, former President of the Company, did not receive separate compensation for her services as a director.

The following table sets forth for the fiscal year ended December 31, 2023 certain information concerning the compensation paid to directors of the Company who are not “named executive officers” (as such term is defined in Item 402(m)(2) of Regulation S-K):

Name	Fees earned or paid in cash ($)	All other compensation ($)	Total ($)
Lawrence F. Maietta	45,000	20,000(1)	65,000
Arthur M. Dresner	45,000	-	45,000
Andrew A. Boccone	45,000	-	45,000
S. Ari Papoulias	45,000	-	45,000
Ken Globus	45,000	100,000(2)	145,000

(1)	Consulting fees paid to of PKF O’Connor Davies, LLP, New York, NY, of which Lawrence F. Maietta is a partner, for work performed by Mr. Maietta in connection with his review of the Company’s quarterly and annual financial statements and corporate tax returns.

(2)	Consulting fees paid to Ken Globus, as per the Memorandum of Understanding dated November 1, 2022. Mr. Globus was retained as a consultant upon his retirement from the Company to render management guidance and advice in connection with routine business matters.

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PROPOSAL FOUR

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

The firm of Grassi & Co. CPAs P.C. (“Grassi”), headquartered in Jericho, N.Y., has been appointed by the Audit Committee of the Board to be the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024. The appointment of such firm is subject to ratification by the stockholders at the Annual Meeting. Management believes that the firm is well qualified and recommends a vote in favor of the ratification. Representatives of Grassi are expected to be present at the Annual Meeting and will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

 Neither the Company’s bylaws nor the governing documents or law require stockholder ratification of the selection of Grassi as the Company’s independent registered public accounting firm. However, this proposal is being submitted to the stockholders as a matter of good corporate practice. If the stockholders do not ratify Grassi, the appointment of another firm of independent certified public accountants may be considered by the Audit Committee. Even if Grassi is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that doing so is in the best interests of the Company and its stockholders.

The Board recommends that you vote “FOR” the ratification of the appointment of Grassi to serve as the Company’s independent accountants for the fiscal year ending December 31, 2024.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANICAL DISCLOSURES

Previous Independent Registered Public Accounting Firm

On August 29, 2023, as directed and approved by the Audit Committee of our Board of Directors, we formally dismissed Baker Tilly US, LLP (“Baker Tilly”) as our independent registered public accounting firm.

The audit reports of Baker Tilly on the Company’s financial statements for the years ended December 31, 2022 and 2021 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2022 and 2021 and the subsequent interim periods through the date of Baker Tilly’s dismissal, there were (i) no disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, with Baker Tilly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Baker Tilly, would have caused Baker Tilly to make reference to the subject matter of the disagreements in connection with its reports on the Company’s financial statements for such years, and (ii) no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto.

New Independent Registered Public Accounting Firm

On August 29, 2023, as directed and approved by the Audit Committee, we formally retained Grassi & Co. CPAs P.C. (“Grassi”) as our independent registered public accounting firm, effective immediately.

During the two most recent fiscal years ended December 31, 2022 and 2021 and the subsequent interim periods through the date of Grassi’s appointment, the Company has not consulted with Grassi regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company, and neither a written report nor oral advice was provided to the Company that Grassi concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto or a “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Fees

The aggregate fees that have been or are expected to be billed by Grassi, our principal accountants, for the quarterly review of our financial statements for the third quarter of 2023 and the audit of our financial statements for the 2023 fiscal year were approximately $82,000. The Company anticipates that its fee for FY-2024 will be approximately $108,000.

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The aggregate fees that were billed by Baker Tilly, our former accountants, for the quarterly reviews of our financial statements for the first and second quarters of 2023 were approximately $23,000.

Audit-Related Fees

During 2023 and 2022 there were no fees paid to Grassi or Baker Tilly in connection with the Company’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

No other fees were billed by Grassi or Baker Tilly for the last two years that were reasonably related to the performance of the audit or review of the Company’s financial statements and not reported under “Audit Fees” above.

Tax Fees

There were no other fees billed by Grassi or Baker during the last two fiscal years for professional services rendered for tax compliance, tax advice, or tax planning. Accordingly, none of such services were approved pursuant to pre-approval procedures or permitted waivers thereof.

All Other Fees

There were no non-audit-related fees billed to the Company by Grassi or Baker Tilly in 2023 or 2022.

Pre-approval Policies for Audit Services

Engagement of accounting services by the Company is not made pursuant to any pre-approval policies or procedures. The Company believes that its accounting firm is independent because all of its engagements by the Company are approved by the Company’s Audit Committee prior to any such engagement.

The Audit Committee of the Company’s Board meets periodically to review and approve the scope of the services to be provided to the Company by its independent accountant, as well as to review and discuss any issues that may arise during an engagement. The Audit Committee is responsible for the prior approval of every engagement of the Company’s independent auditors to perform audit and permissible non-audit services for the Company (such as quarterly reviews, tax matters, consultation on new accounting and disclosure standards and, in future years, reporting on management’s internal controls assessment).

Before the auditors are engaged to provide those services, the Chief Financial Officer will make a recommendation to the Audit Committee regarding each of the services to be performed, including the fees to be charged for such services. At the request of the Audit Committee the independent auditors and/or management shall periodically report to the Audit Committee regarding the extent of services being provided by the independent auditors, and the fees for the services performed to date.

ANNUAL REPORT TO STOCKHOLDERS

The Annual Report to Stockholders for the fiscal year ended December 31, 2023 accompanies this Proxy Statement. The Annual Report contains financial and other information about the Company but is not incorporated into this Proxy Statement and is not deemed to be a part of the proxy soliciting material.

STOCKHOLDER PROPOSALS

Proposals of stockholders for possible consideration at the 2025 Annual Meeting (expected to be held in May 2025) must be received by the Secretary of the Company at the Company’s principal executive offices not later than December 12, 2024 and must satisfy the other conditions set forth in SEC regulations regarding the inclusion of stockholder proposals in Company-sponsored proxy materials. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than March 19, 2025.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD

The Board has adopted the following procedure for stockholders to send communications to the Board other than stockholder proposals for consideration at the annual meeting of stockholders which should be submitted to our Corporate Secretary. Stockholders who wish to send communications to directors should refer to the Company’s website at: www.u-g.com and direct those communications to Mr. Arthur M. Dresner, Chairman of the Audit Committee, whose email address is posted there. Periodically, all communications sent to Mr. Dresner, but addressed to other Board members will be forwarded to that Board member by Mr. Dresner.

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CODE OF ETHICS

The Company has adopted a Code of Business Conduct and Ethics that applies to all officers, directors, and employees serving in any capacity to the Company, including the Chief Executive Officer and/or President, Chief Financial Officer, and Principal Accounting Officer. A copy of the Company's Code of Business Conduct and Ethics is available on the Company’s website at http:// u-g.com/esg.

HOUSEHOLDING OF PROXY MATERIALS

The Securities and Exchange Commission permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding”, potentially provides extra conveniences for stockholders and cost savings for companies.

Although we do not intend to household for our stockholders of record, some brokers household our proxy materials, delivering a single set of proxy materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate set of proxy materials, or if you are receiving multiple sets of proxy materials and wish to receive only one, please notify your broker. Stockholders who currently receive multiple sets of the proxy materials at their address and would like to request householding of their communications should contact their broker.

OTHER BUSINESS

Management of the Company knows of no business other than that referred to in the foregoing Notice of Annual Meeting and Proxy Statement that may come before the Annual Meeting.

By order of the Board of Directors

/s/ Andrea Young
Andrea Young
Secretary

Dated: April 8, 2024

THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2023, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, BUT EXCLUDING EXHIBITS, TO EACH STOCKHOLDER WHO REQUESTS THE 10-K IN WRITING ADDRESSED TO: ANDREA YOUNG, CORPORATE SECRETARY, UNITED-GUARDIAN, INC., P. O. BOX 18050, HAUPPAUGE, NEW YORK 11788.

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## YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

# UNITED-GUARDIAN, INC.

**Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on May 14, 2024.**

**INTERNET – www.cstproxyvote.com**
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

**MAIL –** Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

**Please Be Sure To Mark, Sign, Date and Return Your Proxy Card in the Envelope Provided**

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

**PROXY**

Please mark your votes like this **X**

**THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES IN PROPOSAL 1, "ONE YEAR" FOR PROPOSAL 2, AND "FOR" PROPOSALS 3 AND 4, AS RECOMMENDED BY THE BOARD OF DIRECTORS.**

**1.** ELECTION OF DIRECTORS
(The Board recommends a vote "FOR" each nominee)

| | | FOR | AGAINST | ABSTAIN |
|---|---|---|---|---|
| 01. | Ken Globus | ☐ | ☐ | ☐ |
| 02. | Lawrence F. Maietta | ☐ | ☐ | ☐ |
| 03. | Arthur M. Dresner | ☐ | ☐ | ☐ |
| 04. | Andrew A. Boccone | ☐ | ☐ | ☐ |
| 05. | S. Ari Papoulias | ☐ | ☐ | ☐ |
| 06. | Catherine Kolinski | ☐ | ☐ | ☐ |

**2.** APPROVAL ON AN ADVISORY BASIS TO HOLD A VOTE ON THE FREQUENCY OF VOTING ON THE COMPENSATION PAID TO THE COMPANY'S NAMED EXECUTIVE OFFICERS. (The Board recommends a vote for "1 YEAR").

| ONE YEAR | TWO YEARS | THREE YEARS | ABSTAIN |
|---|---|---|---|
| ☐ | ☐ | ☐ | ☐ |

| FOR | AGAINST | ABSTAIN |
|---|---|---|
| ☐ | ☐ | ☐ |

**4.** PROPOSAL TO RATIFY THE APPOINTMENT OF GRASSI & CO., CPAs, P.C. AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024. (The Board recommends a vote "FOR" this proposal).

| FOR | AGAINST | ABSTAIN |
|---|---|---|
| ☐ | ☐ | ☐ |

In their discretion, the proxies are authorized to vote upon matters incident to the conduct of the meeting and upon such other business (which the Board of Directors did not know, prior to making this solicitation, would come before the meeting) as may properly come before the meeting or any adjournment thereof. *(continued on reverse side)*

CONTROL NUMBER

**Signature**____________________ **Signature, if held jointly**____________________ **Date**__________, **2024**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

**PROXY** ▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

2024 ANNUAL MEETING OF STOCKHOLDERS OF

# UNITED-GUARDIAN, INC.

**230 Marcus Blvd. • P.O. Box 18050 • Hauppauge, NY 11788**

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS TO BE HELD ON MAY 15, 2024, 10:00 A.M. LOCAL TIME**

The undersigned hereby appoints Donna Vigilante and Andrea Young, and each of them, as proxies, each with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as the undersigned has designated on the reverse, all of the shares of common stock of United-Guardian, Inc. held of record by the undersigned on April 5, 2024. Because this year's meeting will be a virtual meeting only, held via Zoom videoconference, stockholders will not be able to physically attend the meeting or to vote during the meeting, and the proxy holders will only be able to vote the proxies that have been received by them prior to the meeting. The virtual meeting can be accessed by using either of the following links:
**https://us06web.zoom.us/j/85471666568?pwd=FhM36eouq2JnrnaPRZ4OyVfxcmqmmx.1** or **bit.ly/3P9gkOv.**
Any stockholder who is unable to join the online meeting can participate by telephone by dialing (929) 205-6099, and using the Zoom Meeting ID 854 7166 6568 and the Passcode 230MARCUS.

**Please mark, sign, date and return the proxy card promptly, using the enclosed envelope.**

**(Continued and to be marked, dated and signed, on the other side)**